SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                                October 22, 2001



                         CALIBER LEARNING NETWORK, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-23945                                          52-2001020
 ----------------------                        -------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


509 South Exeter Street, Suite 400, Baltimore, Maryland                21202
-------------------------------------------------------               --------
        (Address of Principal Executive Offices)                     (Zip Code)


                                 (410) 843-1000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   Other Events.

On October 22, 2001, Caliber, as Debtor-In-Possession in Chapter 11 Case No. 01-5-9533-JS, filed a Monthly Operating Report for the month of September 2001 with the Bankruptcy Court, a copy of which is filed herewith as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          Exhibit No.                  Description
          -----------                  -----------

          99.1 Monthly Operating Report for September 2001 filed by Caliber Learning Network, Inc., Debtor-In-Possession in Chapter 11 Case No. 01-5-9533-JS, with the United States Bankruptcy Court for the District of Maryland, Baltimore Division.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      October 22, 2001               CALIBER LEARNING NETWORK, INC.



                                          By: /s/ GLEN M. MARDER
                                             ----------------------------------
                                             Glen M. Marder
                                             President and
                                               Chief Executive Officer















                                      -2-